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                                  EXHIBIT 23.1




     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 23, 1996, incorporated by reference in the Form 10-K, into the Corporation's previously filed
     Form S-8 Registration Statement No. 33-88704 and Form S-3 Registration Statement No. 33-30557.


     /s/ Arthur Andersen LLP

     San Francisco, California
     March 7, 1996